SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   F O R M 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report

                                February 1, 2001

                                   FVNB CORP.
             (Exact name of registrant as specified in its charter)

                        Commission file number: 333-47939


                      Texas                              74-2871063
          (State or other jurisdiction                (I.R.S. Employer
        of incorporation or organization)            Identification No.)

                               101 S. Main Street
                              Victoria, Texas 77901
                    (Address of principal executive offices)

                                 (361) 573-6321
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS


The news release of FVNB Corp. dated January 25, 2001, attached and filed herewith as Exhibit 99, is incorporated herein by reference. The release announced that on January 24, 2001, the Board of Directors of FVNB Corp. declared a regular cash dividend of $.35 per share for shareholders of record on February 2, 2001, payable on February 16, 2001.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        c. Exhibits

           The following exhibit is filed as part of this report:

           (99) News release of FVNB Corp. dated January 25, 2001.

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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FVNB CORP.
                                    (Registrant)


                                    By: /s/ DAVID M. GADDIS
                                            David M. Gaddis, President


Date:  February 1, 2001

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                                INDEX TO EXHIBIT


EXHIBIT NO.       DESCRIPTION                                            PAGE

   99             News release of FVNB Corp.                               5
                  dated January 25, 2001

                                       4